Exhibit 99.2
SUPPLEMENTAL INFORMATION
Three Months Ended December 31, 2008
Dollars in thousands, except per share data, unless otherwise disclosed
Furnished as of February 23, 2009
(Unaudited)
Copies of this report may be obtained at www.healthcarerealty.com or by contacting Gabrielle M. Andrés at 615.269.8471 or gandres@healthcarerealty.com
In addition to the historical information contained within, the matters discussed in this report may contain forward-looking statements that involve estimates, assumptions, risks and uncertainties. These risks are discussed in filings with the Securities and Exchange Commission by Healthcare Realty Trust, including its Annual Report on Form 10-K for the year ended December 31, 2008 under the heading “Risk Factors,” and as may be updated in its Quarterly Reports on Form 10-Q filed thereafter. Forward-looking statements represent the Company’s judgment as of the date of this report. The Company disclaims any obligation to update these estimates, assumptions and other forward-looking material.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 1 of 9

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 2 of 9

(1)	CORPORATE INFORMATION
A)	Corporate Headquarters:
Healthcare Realty Trust Incorporated
Healthcare Realty Services Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
B)	Stock Exchange, Symbol and CUSIP Number:

Security Description	Stock Exchange	Symbol	CUSIP Number

Common Stock	NYSE	HR	421946104
Senior Notes due 2011	OTC	HR	421946AE4
Senior Notes due 2014	OTC	HR	421946AF1
C)	Web Site: www.healthcarerealty.com

D)	Executive Officers:
David R. Emery, Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr., Executive Vice President and General Counsel
Scott W. Holmes, Executive Vice President and Chief Financial Officer
B. Douglas Whitman, II, Executive Vice President and Chief Operating Officer
E)	Board of Directors:
David R. Emery, Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D., Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D., Retired Chief Executive Officer, Piedmont Clinic
Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
Marliese E. Mooney, Independent Healthcare Consultant
Edwin B. Morris III, Managing Director, Morris & Morse Company Inc.
J. Knox Singleton, President and Chief Executive Officer, Inova Health Systems
Bruce D. Sullivan, Retired Audit Partner, Ernst & Young LLP
Dan S. Wilford, Retired President and Chief Executive Officer, Memorial Hermann Healthcare System
F)	Professional Affiliations:
Independent Registered Public Accounting Firm
BDO Seidman, LLP
414 Union Street, Suite 1800
Nashville, TN 37219

Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Phone: 1-800-733-5001
G)	Dividend Reinvestment Plan:
Through the Company’s transfer agent, Computershare, named stockholders of record can re-invest dividends in shares at a 5% discount without a service or sales charge. In addition, up to $60,000 of HR common stock may be purchased per calendar year through the transfer agent without a service or sales charge to the shareholder. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001. Information may also be obtained at the transfer agent’s website, www.computershare.com.
H)	Direct Deposit of Dividends:
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Investor Services, P.O. Box 43010, Providence, RI 02940-3010, or call 1-800-733-5001.
I)	Investor Relations:
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, TN 37203
Attention: Gabrielle M. Andrés
Phone: 615.269.8471
Fax: 615.269.8461
E-mail: gandres@healthcarerealty.com

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 3 of 9

(2)	CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2008	2007
ASSETS

Real estate properties:
Land	$107,555	$102,321
Buildings, improvements, and lease intangibles	1,792,402	1,483,547
Personal property	16,985	16,305
Construction in progress	84,782	94,457

	2,001,724	1,696,630
Less accumulated depreciation	(367,360)	(345,457)

Total real estate properties, net	1,634,364	1,351,173

Cash and cash equivalents	4,138	8,519

Mortgage notes receivable	59,001	30,117

Assets held for sale and discontinued operations, net (1)	90,233	15,639

Other assets, net	77,044	90,044

Total assets	$1,864,780	$1,495,492

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Notes and bonds payable	$940,186	$785,289

Accounts payable and accrued liabilities	45,937	37,376

Liabilities held for sale and discontinued operations (1)	32,821	34

Other liabilities	51,016	40,798

Total liabilities	1,069,960	863,497

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value; 50,000,000 shares authorized; none issued and outstanding	—	—

Common stock, $.01 par value; 150,000,000 shares authorized; 59,246,284 and 50,691,331 shares issued and outstanding at December 31, 2008 and December 31, 2007, respectively	592	507

Additional paid-in capital	1,490,535	1,286,071

Accumulated other comprehensive loss	(6,461)	(4,346)

Cumulative net income	736,874	695,182

Cumulative dividends	(1,426,720)	(1,345,419)

Total stockholders’ equity	794,820	631,995

Total liabilities and stockholders’ equity	$1,864,780	$1,495,492

(1)	In accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets,” the Company reports real estate properties and related assets and liabilities to be sold as held for sale on the Company’s Consolidated Balance Sheets and includes the results of operations of real estate properties sold or held for sale in discontinued operations on the Company’s Consolidated Statements of Income.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 4 of 9

(3)	INVESTMENT PROGRESSION
A)	Construction in Progress

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2008	Properties	December 31, 2008
Balance at beginning of period	7	$100,888	10	$94,457
Fundings on projects in existence at the beginning of the period	0	27,497	0	74,085
Completions (1)	(2)	(35,190)	(5)	(75,347)
CIP — Moved to Land Held for Development	(1)	0	(1)	0
Land Held for Development — Disposition	0	(8,413)	0	(8,413)

Balance at end of period	4	$84,782	4	$84,782

B)	Real Estate Properties

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Properties	December 31, 2008	Properties	December 31, 2008
Balance at beginning of period	166	$1,649,011	170	$1,602,173
Acquisitions (2)	24	259,043	27	335,603
Additions/Improvements	0	6,927	0	27,572
Completions (CIP) (1)	2	35,190	5	75,347
Assets classified as held for sale during the period (3)	(3)	(32,214)	(10)	(116,808)
Dispositions (4)	(1)	(1,015)	(4)	(6,945)

Balance at end of period	188	$1,916,942	188	$1,916,942

C)	Mortgage Notes Receivable

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2008	Investments	December 31, 2008
Balance at beginning of period	3	$40,112	4	$30,117
Fundings of new mortgages	1	7,996	1	7,996
Fundings on mortgages in existence at the beginning of the period	0	16,455	0	28,974
Principal reductions	0	(5,553)	0	(5,553)
Repayments in full	0	0	(1)	(2,504)
Scheduled principal payments	0	(9)	0	(29)

Balance at end of period	4	$59,001	4	$59,001

D)	Unconsolidated Joint Ventures

		Three		Twelve
	Number of	Months Ended	Number of	Months Ended
	Investments	December 31, 2008	Investments	December 31, 2008
Balance at beginning of period	3	$11,835	3	$18,356
Equity in income (losses) recognized during the period	0	1,114	0	1,021
Parital redemption of preferred equity investment	0	0	0	(5,546)
Acquisition of remaining equity interest in joint venture (2)	(1)	(10,165)	(1)	(10,165)
Distributions received during the period	0	0	0	(882)

Balance at end of period	2	$2,784	2	$2,784

(1)	During the fourth quarter of 2008, the Company substantially completed development of two medical office buildings in Arizona.

(2)	During the fourth quarter of 2008, the Company acquired fifteen medical office buildings in North and South Carolina and one medical office building in Indiana. In addition, the Company acquired the remaining interest in a joint venture which owns five medical office buildings in Washington. Also, the Company acquired an 80% controlling interest in three joint ventures that concurrently purchased a medical office building, a physician clinic and a specialty outpatient facility in Iowa. The accounts of the joint ventures are included in the Company’s Consolidated Financial Statements.

(3)	During the fourth quarter of 2008, the Company entered into contracts to sell medical office buildings in Wyoming, Washington and Florida, and reclassified the buildings to held for sale.

(4)	During the fourth quarter of 2008, the Company sold a medical office building in Virginia.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 5 of 9

(4) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION (1)

	Medical Office/Outpatient
	Medical	Physician	Ambulatory	Specialty	Specialty
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other		% of
	(MOB)	(PC)	(ASC)	(SOP)	(SIP) (2)	(OTH)	Total	Total

Master Leases
1 Alabama		$17,660		$2,698	$17,722	$9,493	$47,573	2.3%
2 Arkansas				3,055			3,055	0.1%
3 California		8,363			12,688		21,051	1.0%
4 Florida	$37,326	37,372	$9,520	3,411	11,703		99,332	4.8%
5 Georgia	7,785	2,683	3,132				13,600	0.7%
6 Illinois	11,938		1,486				13,424	0.7%
7 Iowa	6,090	1,801		2,156			10,047	0.5%
8 Indiana		21,597			43,406	3,790	68,793	3.3%
9 Massachusetts		12,035					12,035	0.6%
10 Michigan						13,105	13,105	0.6%
11 Missouri			4,913	16,370			21,283	1.0%
12 Nevada	8,011		3,801				11,812	0.6%
13 Pennsylvania					113,867		113,867	5.6%
14 Tennessee	18,701					7,640	26,341	1.3%
15 Texas		3,714	17,314		19,225		40,253	2.0%
16 Virginia	7,020	30,918		2,166		10,194	50,298	2.4%
17 Washington	19,529						19,529	0.9%

Master Leases	$116,400	$136,143	$40,166	$29,856	$218,611	$44,222	$585,398	28.4%

	(3) Normalized same facility NOI growth for Master Leases (4Q2008 vs. 4Q2007):							2.9%

Operating Properties
1 Arizona	66,658	1,960					68,618	3.3%
2 California	65,525		35,032				100,557	4.9%
3 Colorado	21,981						21,981	1.1%
4 District of Columbia	29,959						29,959	1.5%
5 Florida	94,844	17,834					112,678	5.4%
6 Hawaii	53,968						53,968	2.6%
7 Illinois	33,377						33,377	1.6%
8 Indiana	27,771						27,771	1.3%
9 Kansas	13,657						13,657	0.7%
10 Louisiana	11,685						11,685	0.6%
11 Maryland	15,684						15,684	0.8%
12 Michigan	22,183						22,183	1.1%
13 Mississippi	7,677						7,677	0.4%
14 Missouri	20,139						20,139	1.0%
15 North Carolina	140,614						140,614	6.8%
16 Pennsylvania	10,798						10,798	0.5%
17 South Carolina	10,953						10,953	0.5%
18 Tennessee	164,605	2,336					166,941	8.1%
19 Texas	436,388	15,461	24,159				476,008	23.0%
20 Washington	39,427						39,427	1.9%

Operating Properties	$1,287,893	$37,591	$59,191	$—	$—	$—	$1,384,675	67.1%

	(3) Normalized same facility NOI growth for Operating Properties (4Q2008 vs. 4Q2007):							3.0%

Land Held for Development							17,301	0.8%
Corporate Property							14,350	0.7%

Total Equity Investments	$1,404,293	$173,734	$99,357	$29,856	$218,611	$44,222	$2,001,724	96.9%

Average Age of Facility (years)	18	20	19	14	20	37	19

4Q 2008 Economic Occupancy (4)	84%	97%	89%	88%	100%	93%	87%

4Q 2008 Stabilized Occupancy (4)	89%	97%	89%	89%	100%	93%	91%

Mortgage Investments	34,160	16,845	7,996				59,001	2.8%

Mortgage Investments	$34,160	$16,845	$7,996	$—	$—	$—	$59,001	2.8%

Unconsolidated Joint Ventures
1 Oregon	1,702						1,702	0.1%
2 Utah						1,082	1,082	0.1%

Joint Venture Investments	$1,702	$—	$—	$—	$—	$1,082	$2,784	0.2%

Total Investments	$1,440,155	$190,579	$107,353	$29,856	$218,611	$45,304	$2,063,509	100.0%

Percent of $ Invested	70.9%	9.4%	5.3%	1.5%	10.7%	2.2%	100.0%

Number of Investments	123	33	12	7	12	11	198

(1)	Excludes assets held for sale.

(2)	The Company’s inpatient rehabilitation facilities (included in SIP) have EBITDARM coverages of approximately 2.5 to 3.0 times.

(3)	The ‘same facility’ portfolio includes those properties that were in operation for the full quarter and for the full corresponding quarter of the prior year. The normalized same facility NOI growth rate in the portfolio is not representative of the entire portfolio. ''Normalized” means adjusted for items that would otherwise prohibit a meaningful comparison of NOI for the two periods. Approximately 79% of the Company’s owned real estate portfolio is included in the calculation of the ‘same facility’ NOI growth.

(4)	The economic and stabilized occupancies assume that properties under a Property Operating Agreement or Master Lease Agreement have 100% economic occupancy. The stabilized occupancies exclude development properties that were placed in service in the last 24 months. The average underlying tenant occupancy of the nine properties under Property Operating Agreements was approximately 64%.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 6 of 9

(5) DEVELOPMENT PROPERTIES
     CONSTRUCTION IN PROGRESS

	Estimated				CIP at	Estimated	Estimated	Estimated
	Completion	Property		Approximate	December 31,	Remaining	Total	Stabilization
State	Date	Type	Properties	Square Feet	2008	Fundings	Investment	Date

Under construction:
Texas	3Q 2009	MOB	1	135,000	$18,333	$14,667	$33,000	4Q 2011
Illinois	4Q 2009	MOB	1	100,000	10,417	15,983	26,400	4Q 2011
Texas	4Q 2009	MOB	1	120,000	8,569	20,031	28,600	3Q 2012
Hawaii	1Q 2010	MOB	1	133,000	30,162	55,838	86,000	1Q 2013

Land held for development:
Texas (1)					9,184
Texas					8,117

			4	488,000	$84,782	$106,519	$174,000

(1)	During the fourth quarter of 2008, the Company reclassified a project from construction in progress to land held for development.
     STABILIZATION IN PROGRESS

		Date			Investment at	Estimated			Estimated
	Number of	Transferred	Property	Square	December 31,	Total	4Q 2008		Stabilization
State	Properties	from CIP	Type	Feet	2008	Investment	NOI	Leased	Date

Texas	1	1Q 2007	MOB	171,033	$23,347	$32,300	$236	50%	2Q 2010
Texas	1	2Q 2007	MOB	73,324	11,203	11,900	11	48%	1Q 2010
Texas	1	1Q 2008	MOB	140,221	20,869	24,900	191	47%	2Q 2011
Colorado	2	3Q 2008	MOB	161,099	21,981	27,400	(434)	0%	4Q 2011
Arizona	2	4Q 2008	MOB	180,256	35,472	42,700	(58)	0%	4Q 2011

				725,933	$112,872	$139,200	$(54)

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 7 of 9

(6) SQUARE FEET OWNED AND/OR MANAGED (1)
     A) By Geographic Location

	Number of Properties			Owned (2)			Third Party
		Third		Not	Construction		Property
	Owned	Party	Total	Managed	in Progress	Managed (3)	Management	Total	Percent

1 Texas	44		44	213,292	255,000	2,985,544		3,453,836	28.4%
2 Tennessee	17	5	22	75,000		1,278,736	252,883	1,606,619	13.3%
3 Florida	26		26	546,884		607,425		1,154,309	9.5%
4 North Carolina	14		14			724,291		724,291	6.0%
5 California	10		10	93,000		458,955		551,955	4.6%
6 Pennsylvania	7		7	437,601		63,914		501,515	4.1%
7 Virginia	8		8	476,204				476,204	3.9%
8 Arizona	9	1	10			382,338	59,106	441,444	3.7%
9 Illinois	4		4	115,100	100,000	142,955		358,055	3.0%
10 Alabama	6		6	327,535				327,535	2.7%
11 Michigan	8		8	121,672		199,749		321,421	2.7%
12 Indiana	4		4	205,499		102,566		308,065	2.6%
13 Hawaii	3		3		133,000	173,502		306,502	2.5%
14 Washington	4		4	91,561		141,058		232,619	1.9%
15 Missouri	5		5	81,580		106,146		187,726	1.6%
16 District of Columbia	2		2			182,836		182,836	1.5%
17 Colorado	2		2			161,099		161,099	1.3%
18 Iowa	4		4	145,457				145,457	1.2%
19 Louisiana	2		2			133,211		133,211	1.1%
20 Mississippi	1	1	2			58,036	39,648	97,684	0.8%
21 Maryland	2		2			94,664		94,664	0.8%
22 Massachusetts	2		2	84,242				84,242	0.7%
23 Georgia	3		3	78,779				78,779	0.7%
24 Kansas	1		1			70,908		70,908	0.6%
25 Nevada	2		2	47,904				47,904	0.4%
26 South Carolina	1		1			39,801		39,801	0.3%
27 Arkansas	1		1	11,963				11,963	0.1%

Total Properties / Square Feet	192	7	199	3,153,273	488,000	8,107,734	351,637	12,100,644	100.0%

     B) By Facility Type

	Owned				Third Party
	Not	Construction		Total	Property
	Managed	in Progress	Managed (3)	Owned	Management	Total	Percent

Medical Office	717,449	488,000	7,606,578	8,812,027	351,637	9,163,664	75.7%
Physician Clinics	786,356		232,866	1,019,222		1,019,222	8.4%
Specialty Inpatient	863,694			863,694		863,694	7.1%
Other	498,293			498,293		498,293	4.1%
Ambulatory Care/Surgery	160,200		268,290	428,490		428,490	3.5%
Specialty Outpatient	127,281			127,281		127,281	1.1%

Total Square Feet	3,153,273	488,000	8,107,734	11,749,007	351,637	12,100,644	100.0%

Percent of Total Square Footage	26.0%	4.0%	67.0%	97.0%	3.0%	100.0%

Total Number of Properties	64	4	124	192	7	199

     C) By Occupancy

								% of Total
	Medical	Physician	Ambulatory	Specialty	Specialty			Square
	Office	Clinics	Care/Surgery	Outpatient	Inpatient	Other	Total	Feet

Occupants Greater than 1%
1 Baylor Health Care System	845,251						845,251	7.3%
2 Healthsouth			16,878	13,356	643,383		673,617	5.7%
3 Carolinas Healthcare System	545,659						545,659	4.6%
4 HCA	30,495	235,600	8,749			16,400	291,244	2.5%
5 Ascension Health Care System	202,059						202,059	1.7%
6 OrthoIndy		58,474			117,525		175,999	1.5%
7 Melbourne Internal Medicine Assocs		134,520					134,520	1.1%

All Other Occupants Less than 1%	7,188,563	590,628	402,863	113,925	102,786	481,893	8,880,658	75.6%

Total Square Feet	8,812,027	1,019,222	428,490	127,281	863,694	498,293	11,749,007	100.0%

(1)	Mortgage notes, investments in unconsolidated limited liability companies and assets classified as held for sale are excluded.

(2)	Approximately 70% of the portfolio is considered to be located on or adjacent to a hospital campus.

(3)	Excludes mortgage notes, investments in unconsolidated joint ventures and assets classified as held for sale, as well as third party managed properties. The owned and managed portfolio consists of 1,478 leases with an average of 4,130 square feet per lease.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 8 of 9

(7) LEASE MATURITY SCHEDULE (1)

	Annualized			Average
	Minimum	Number of	Percentage	Square Feet
	Rents (2)	Leases	of Revenues	Per Lease
2009	$41,477	457	20.8%	4,235 (3)
2010	22,017	257	11.0%	3,943
2011	22,361	220	11.2%	4,243
2012	22,316	179	11.2%	5,407
2013	28,454	153	14.3%	7,705
2014	12,177	67	6.1%	8,181
2015	5,992	42	3.0%	7,667
2016	7,911	22	4.0%	13,392
2017	12,305	31	6.2%	20,706
Thereafter	24,244	115	12.2%	10,199

(1)	Mortgage notes receivable, investments in unconsolidated joint ventures and assets classified as held for sale are excluded.

(2)	Represents the annualized minimum rents on leases in place, excluding the impact of renewals, future step-ups in rent, or sponsor support payments under property operating agreements.

(3)	Based on square footage, the lease expirations in 2009 are approximately 27% master leases and 73% multi-tenant leases. The average size of these maturing leases is approximately 4,235 square feet. Of the multi-tenant leases expiring, approximately 86% of the square footage is on-campus and approximately 34% of the square footage represents maturing five-year leases with major hospital tenants resulting from the Company’s acquisitions in 2004 with Baylor Health Systems, Ascension Health Care Systems, MedStar Health, and Advocate Health Care. Considering the very high percentage of expiring multi-tenant leases being on-campus and with hospitals for outpatient services on the various campuses, the Company fully expects to renew the majority of these leases at market rates.
(8) UNCONSOLIDATED JOINT VENTURES

	Oregon	Utah

HR Ownership %	50%	10%
HR Investment in JV, net (1)	$1,702	$1,082
Income recorded by HR (2)	$89	$72
Real Estate Depreciation and Amortization (3)	$74	$—
Facility type	MOB	OTH
Total unconsolidated assets of JV (4)	$16,112	$34,669
Total unconsolidated debt of JV (4)	$12,597	$32,132
Total unconsolidated equity of JV (4)	$3,159	$2,537

(1)	At December 31, 2008.

(2)	Included in “Interest and other income, net” on the Company’s Consolidated Statements of Income for the three months ended December 31, 2008. In addition, the Company recorded JV income of $1,025 for the three months ended December 31, 2008 related to a joint venture in which the Company acquired the remaining equity interest during the fourth quarter of 2008.

(3)	The amount of real estate depreciation and amortization for the three months ended December 31, 2008 included in equity income (loss) recorded by the Company related to its joint venture investments accounted for under the equity method. Also, the Company recorded depreciation and amortization of $251 related to a joint venture in which the Company acquired the remaining equity interest during the fourth quarter of 2008. The Company adds these amounts back to net income in its calculation of funds from operations (FFO).

(4)	Unaudited information provided by the joint venture.

Healthcare Realty Trust Incorporated
Supplemental Information
Three Months Ended December 31, 2008	Page 9 of 9